UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 24, 2025

Date of Report (Date of earliest event reported)

CONNEXA SPORTS TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-41423	61-1789640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

74 E. Glenwood Ave., #320

Smyrna, DE

19977

(Address of principal executive offices)

(646) 453-0678

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	YYAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant

On March 24, 2025, the Board of Directors and the audit committee of Connexa Sports Technologies Inc. (the “Company”) approved the engagement of Enrome LLP (“Enrome”) as the Company’s independent registered public accounting firm for the fiscal year ended April 30, 2025 and dismissed Bush & Associates CPA (“B&A”) as the Company’s independent registered public accounting firm.

Until the engagement of Enrome, B&A was the Company’s auditor, although it had not yet audited any of the Company’s consolidated financial statements, as the Company’s previous auditor, Olayinka Oyebola & Co., had audited the Company’s consolidated financial statements for the fiscal years ended April 30, 2023 and 2024. The Company’s quarterly report on Form 10-Q filed on March 24, 2025 was filed after the Board’s decision to engage Enrome. The substitution of Enrome for B&A was to address challenges of the Company and B&A communicating in an effective and timely manner, given B&A’s location in Henderson, Nevada, and the Company’s management being based in Hong Kong.

There have been no disagreements with B&A, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of B&A, would have caused B&A to make reference to the subject matter of the disagreement in connection with its reports; and there were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the period B&A was engaged as the Company’s auditor.

B&A has provided the Company with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements that relate to B&A in this Item 4.01. A copy of B&A’s letter is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report.

Exhibit No.	Description
16.1	Letter from B&A dated March 26, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNEXA sPORTS tECHNOLOGIES inc.

Dated: March 28, 2025	By:	/s/ Thomas Tarala
Chief Executive Officer